UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 18, 2011
Date of Report (Date of earliest event reported)

CELSIUS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	001-34611	20-2745790
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

2424 N Federal Hwy, Suite 208, Boca Raton, FL	33431
(Address of Principal Executive Offices)	(Zip Code)

(561) 276-2239
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

Celsius Holdings, Inc. announced in a press release dated April 18, 2011, its preliminary results for the first quarter of 2011.  A copy of the press release is included as Exhibit 99.1 to this Report.

Item 8.01.  Other Events.

Celsius Holdings, Inc announced  in a press release dated April 18, 2011,  its appointment of Catalyst Financial  LLC, a full service investment banking firm, to advise the company on strategic alternatives, including a potential sale of the company.

Item 9.01  Exhibits

99.1   Press Release dated April 18, 2011

SIGNATURE

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

DATE: April 18, 2011	By: s/Geary W. Cotton
Geary W. Cotton
Chief Financial Officer